                                                                    Exhibit 99.3

(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-FM1

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                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[352,357,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2004-FM1

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                            FREMONT INVESTMENT & LOAN
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                     TRUSTEE

                                 AUGUST 3, 2004


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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-FM1

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Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

CLASS B-1
NO PREPAY STRESS

                                                  MIN 0
                     FWD LIBOR/SWAP SHIFT        -200 BP             BP             200 BP
                                   PREPAY   1.00x Base Case   1.00x Base Case  1.00x Base Case
                       Loss Severity: 40%
                Recovery Delay: 12 months
                   % CUM LOSS YIELD BREAK          12.92%            12.93%           12.96%
                        CDR - YIELD BREAK          15.167            15.193           15.231
          % CUM LOSS 1ST $ PRINCIPAL LOSS          12.82%            12.84%           12.86%
               CDR - 1ST $ PRINCIPAL LOSS          15.019            15.045           15.082

                       Loss Severity: 50%  Do NOT explicitly calc. Interpolate please.
                Recovery Delay: 12 months
                   % CUM LOSS YIELD BREAK          13.33%            13.35%           13.38%
                        CDR - YIELD BREAK          12.464            12.486           12.518
          % CUM LOSS 1ST $ PRINCIPAL LOSS          13.22%            13.24%           13.27%
               CDR - 1ST $ PRINCIPAL LOSS          12.339            12.360           12.392

                       Loss Severity: 60%
                Recovery Delay: 12 months
                   % CUM LOSS YIELD BREAK          13.74%            13.76%           13.79%
                        CDR - YIELD BREAK            9.76             9.778            9.805
          % CUM LOSS 1ST $ PRINCIPAL LOSS          13.62%            13.64%           13.67%
               CDR - 1ST $ PRINCIPAL LOSS           9.658             9.675            9.702

                       Loss Severity: 40%
    Recovery Delay: 12 months. NO ADVANCE
                   % CUM LOSS YIELD BREAK          11.54%            11.55%           11.57%
                        CDR - YIELD BREAK          13.064            13.083           13.112
          % CUM LOSS 1ST $ PRINCIPAL LOSS          11.45%            11.46%           11.48%
               CDR - 1ST $ PRINCIPAL LOSS          12.931             12.95           12.978

                       Loss Severity: 50%  Do NOT explicitly calc. Interpolate please.
    Recovery Delay: 12 months. NO ADVANCE
                   % CUM LOSS YIELD BREAK          12.10%            12.11%           12.13%
                        CDR - YIELD BREAK          10.943            10.960           10.986
          % CUM LOSS 1ST $ PRINCIPAL LOSS          11.99%            12.01%           12.03%
               CDR - 1ST $ PRINCIPAL LOSS          10.830            10.846           10.871

                       Loss Severity: 60%
    Recovery Delay: 12 months. NO ADVANCE
                   % CUM LOSS YIELD BREAK          12.65%            12.66%           12.69%
                        CDR - YIELD BREAK           8.822             8.837            8.859
          % CUM LOSS 1ST $ PRINCIPAL LOSS          12.53%            12.55%           12.58%
               CDR - 1ST $ PRINCIPAL LOSS           8.728             8.742            8.763

PREPAY STRESS

                                                   MIN 0
                     FWD LIBOR/SWAP SHIFT         -200 BP             BP             200 BP
                                   PREPAY     2.00x Base Case   1.00x Base Case  0.50x Base Case
                       Loss Severity: 50%
                Recovery Delay: 12 months
                   % CUM LOSS YIELD BREAK           8.36%            13.41%           20.42%
                        CDR - YIELD BREAK          14.315            11.898           11.294
          % CUM LOSS 1ST $ PRINCIPAL LOSS           8.30%            13.31%           20.28%
               CDR - 1ST $ PRINCIPAL LOSS          14.194            11.775            11.17

                       Loss Severity: 50%
    Recovery Delay: 12 months. NO ADVANCE
                   % CUM LOSS YIELD BREAK           8.36%            13.41%           20.42%
                        CDR - YIELD BREAK          14.315            11.898           11.294
          % CUM LOSS 1ST $ PRINCIPAL LOSS           8.30%            13.31%           20.28%
               CDR - 1ST $ PRINCIPAL LOSS          14.194            11.775            11.17

CLASS B-2
NO PREPAY STRESS

                                                 MIN 0
                     FWD LIBOR/SWAP SHIFT       -200 BP             BP             200 BP
                                   PREPAY   1.00x Base Case   1.00x Base Case  1.00x Base Case
                       Loss Severity: 40%
                Recovery Delay: 12 months
                   % CUM LOSS YIELD BREAK          11.51%            11.53%           11.55%
                        CDR - YIELD BREAK          13.022            13.047           13.085
          % CUM LOSS 1ST $ PRINCIPAL LOSS          11.39%            11.41%           11.44%
               CDR - 1ST $ PRINCIPAL LOSS          12.851            12.876           12.913

                       Loss Severity: 50%   Do NOT explicitly calc. Interpolate please.
                Recovery Delay: 12 months
                   % CUM LOSS YIELD BREAK          11.87%            11.89%           11.91%
                        CDR - YIELD BREAK          10.744            10.766           10.798
          % CUM LOSS 1ST $ PRINCIPAL LOSS          11.73%            11.75%           11.79%
               CDR - 1ST $ PRINCIPAL LOSS          10.598            10.619           10.651

                       Loss Severity: 60%
                Recovery Delay: 12 months
                   % CUM LOSS YIELD BREAK          12.22%            12.24%           12.27%
                        CDR - YIELD BREAK           8.466             8.484            8.511
          % CUM LOSS 1ST $ PRINCIPAL LOSS          12.07%            12.09%           12.13%
               CDR - 1ST $ PRINCIPAL LOSS           8.345             8.362            8.388

                       Loss Severity: 40%
    Recovery Delay: 12 months. NO ADVANCE
                   % CUM LOSS YIELD BREAK          10.27%            10.28%           10.30%
                        CDR - YIELD BREAK          11.246            11.265           11.294
          % CUM LOSS 1ST $ PRINCIPAL LOSS          10.15%            10.17%           10.19%
               CDR - 1ST $ PRINCIPAL LOSS          11.093            11.111           11.139

                       Loss Severity: 50%   Do NOT explicitly calc. Interpolate please.
    Recovery Delay: 12 months. NO ADVANCE
                   % CUM LOSS YIELD BREAK          10.76%            10.77%           10.79%
                        CDR - YIELD BREAK           9.454             9.471            9.496
          % CUM LOSS 1ST $ PRINCIPAL LOSS          10.63%            10.64%           10.67%
               CDR - 1ST $ PRINCIPAL LOSS           9.322             9.338            9.363

                       Loss Severity: 60%
    Recovery Delay: 12 months. NO ADVANCE
                   % CUM LOSS YIELD BREAK          11.24%            11.25%           11.28%
                        CDR - YIELD BREAK           7.662             7.676            7.698
          % CUM LOSS 1ST $ PRINCIPAL LOSS          11.10%            11.11%           11.14%
               CDR - 1ST $ PRINCIPAL LOSS            7.55             7.564            7.586

PREPAY STRESS

                                                  MIN 0
                     FWD LIBOR/SWAP SHIFT        -200 BP             BP             200 BP
                                   PREPAY   2.00x Base Case   1.00x Base Case  0.50x Base Case
                       Loss Severity: 50%
                Recovery Delay: 12 months
                   % CUM LOSS YIELD BREAK           6.81%            11.95%           19.10%
                        CDR - YIELD BREAK          11.437            10.283            10.19
          % CUM LOSS 1ST $ PRINCIPAL LOSS           6.73%            11.81%           18.91%
               CDR - 1ST $ PRINCIPAL LOSS          11.302            10.141           10.043


                       Loss Severity: 50%
    Recovery Delay: 12 months. NO ADVANCE
                   % CUM LOSS YIELD BREAK           6.23%            10.84%           17.50%
                        CDR - YIELD BREAK          10.386             9.128            8.957
          % CUM LOSS 1ST $ PRINCIPAL LOSS           6.16%            10.72%           17.32%
               CDR - 1ST $ PRINCIPAL LOSS           10.26             9.004            8.829